                               TIME HORIZON FUNDS

                       SUPPLEMENT DATED JANUARY 31, 1997
                      TO PROSPECTUS DATED NOVEMBER 1, 1996

     Page 18 of the Prospectus is amended to reflect two additional exemptions from the front-end sales load for Class A shares by adding the following under the heading "When No Front-End Sales Load is Applied":

     - any purchase of shares by eligible deferred compensation plans under
       Section 457 of the Internal Revenue Code of 1986, as amended.

     - Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program"). (Initial purchase only; a front-end sales load will apply to any other purchases unless another no load exemption is available.) Promotional materials will delineate the beginning and ending date during which shares of the Fund may be purchased without a front-end sales load pursuant to the Program.



TMH-0045